                                                                                                                       EXHIBIT 10.27

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                                  THIS CONTRACT IS A RATED ORDER              RATING                           4. PAGE
SOLICITATION, OFFER AND AWARD
                                  UNDER DPAS (15 CFR 3501                               S10                        1
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2. CONTRACT NO.          3. SOLICITATION NO.           4. TYPE OF SOLICITATION       5. DATE ISSUED      6. REQUISITION/PURCHASE
                                                                                                            NO.
     9-92-3-1046              DAKF04-91-R-0003            [_] SEALED BID (IFB)            2/8/91            F00000-0049-0000
     DAKFO4-92-D-007                                      [X] NEGOTIATED (RFP)
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7. ISSUED BY                                   CODE:  108           8. ADDRESS OFFER TO (if other than Item 7)
          Directorate of Contracting, CD             -----
          P.O. Box 10039, NTC,
          Fort Irwin, CA 92310-5000
          ATTN:  S. Wood 619 386-3893
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NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid and "bidder".
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                                                           SOLICITATION
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9. Sealed offers in original and 0 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or of handcarried.

in the depository located in      Bldg 505, Fort Irwin, California        until    03:30 P.M     local time    3/12/91
                            -------------------------------------------         ----------------            ------------
                                                                                     (Hour)                     (Date)

CAUTION - LATE Submissions, Modifications and Withdrawls: See Section L Provision No. 52.214-7 or 52.215-10. All offers are subject to all terms and conditions contained in this solicitation.
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                                A. NAME                               B. TELEPHONE NO. (include area code) (NO COLLECT CALLS)
10.  FOR INFORMATION
        CALL:                           Sheryle M. Wood                                 (619)386-3893
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                                                       11. TABLE OF CONTENTS
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  X    SEC            DESCRIPTION                   PAGE(S)             X    SEC            DESCRIPTION
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                  PART I - THE SCHEDULE                                                   PART II - CONTRACT CLAUSES
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  X     A   SOLICITATION/CONTRACT FORM                 1                X      I    CONTRACT CLAUSES
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  X     B   SUPPLIES OR SERVICES AND PRICES/COST       4                  PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------.
  X     C   DESCRIPTION/SPECS/WORK STATEMENT           7                 X     J    LIST OF ATTACHMENTS
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        D   PACKAGING AND MARKING                                              PART IV - REPRESENTATIONS AND INSTRUCTIONS
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  X     E   INSPECTION AND ACCEPTANCE                  1                 X     K    REPRESENTATIIONS, CERTIFICATIONS AND
-----------------------------------------------------------------
  X     F   DELIVERIES OR PERFORMANCE                  2                            OTHER STATEMENTS OF OFFERORS
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  X     G   CONTRACT ADMINISTRATION DATA               2                 X     L    INSTRS., CONDS., AND NOTICES TO OFFERORS
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  X     H   SPECIAL CONTRACT REQUIREMENTS              2                 X     M    EVALUATION FACTORS FOR AWARD
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                                            OFFER (Must be fully completed by offeror)
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NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16. Minimum Bid Acceptance Period.
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12. In compliance with the above, the undersigned agrees, if this offer is accepted within _______ calendar days (60 calendar days unless a different period is inserted by the offeror from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
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13. DISCOUNT FOR PROMPT PAYMENT             10 CALENDAR DAYS          20 CALENDAR DAYS       30 CALENDAR DAYS          CALENDAR

    See Section 1, Clause No. 52-232-8)                       %                        %                     %
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14. ACKNOWLEDGMENT OF AMENDMENTS                       AMENDMENT NO.          DATE           AMENDMENT NO.                DATE
    The offeror acknowledges receipt of amend-    --------------------------------------------------------------------------------
    ments to the SOLICITATION for offerors and    --------------------------------------------------------------------------------
    related documents numbered and dated:
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15A.  NAME                                                                    NAME AND TITLE OF PERSON AUTHORIZED TO SIGN
      AND                                                                     OFFER (Type or print)
      ADDRESS      ALLIED TECHNOLOGY GROUP, INC.      U.S. Small Bus. Admin            Michael Wilson
      OF           44075 Fremont Blvd                 211 Main St., 4th Floor          Director of Marketing
      OFFEROR      Fremont, CA 94538                  San Francisco, CA 94105
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15B   TELEPHONE NO. (Include area code)       ___ 15C.  CHECK IF REMITTANCE ADDRESS          17. SIGNATURE         18.  OFFER DATE
                                                  IS DIFFERENCE FROM ABOVE - ENTER
      415-490-3008                            ___ SUCH ADDRESS IN SCHEDULE.                      /s/ Michael Wilson     3-11-91
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                                               AWARD (To be completed by Government)
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19.   ACCEPTED AS TO ITEMS NUMBERED           20. AMOUNT           21. ACCOUNTING AND APPROPRIATION
              ALL ITEMS                 BASE YEAR $872,885.00              SEE INDIVIDUAL DELIVERY ORDERS
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22.   AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
                                                                   23.  SUBMIT INVOICES TO ADDRESS SHOWN IN                ITEM

      10 U.S.C. 2304 (c)         21 U.S.C 253(c)                        ?copies unless otherwise specified                  25
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24.   ADMINISTERED BY (if other than Item 7)    CODE_________      25.   PAYMENT WILL BE MADE BY       CODE _______________
                                                                         Finance & Accounting,
                                                                         Commercial Accts, AFZI-RA-C  Fort Iwin,
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25.   NAME OF CONTRACTING OFFICER (Type or print)                  27.  UNITED STATES OF AMERICA

               SEE SIGNATURE PAGE                                                SEE SIGNATURE PAGE
                                                                                 Signature of Contracting Officer
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IMPORTANT -  Award to be made on this form, or on standard Form 26, or by other authorized official written notice.
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ISN 7540-01-152-8064                                        33-132                                                   STANDARD FORM
PREVIOUS EDITION NOT USABLE

CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                      PRIME CONTRACT NO. DAKF04-92-D-0007
                          SUB-CONTRACT NO. 9-92-3-1046


                                 SIGNATURE PAGE



8 (a) SUB-CONTRACTOR
Allied Technology Group, Inc.
ADDRESS  44075 Fremont Blvd.
        Fremont CA 94538


BY: ALLIED TECHNOLOGY GROUP INC.
    -------------------------------
NAME & TITLE  Michael L. Wilson
            -----------------------
     Director of Marketing                   DATE:  JUN 02 1992
-----------------------------------


PRIME CONTRACTOR
SMALL BUSINESS ADMINISTRATION
ADDRESS  211 Main Street,  4th Floor
         San Francisco, CA 94105


UNITED  STATES OF AMERICA

BY: /s/ Patricia Spikener
   --------------------------------
NAME:   Patricia Spikener
     ------------------------------

CONTRACTING OFFICER                           DATE:  JUN 02 1992



ACQUISITION OFFICE CONTRACTING DIVISION, DOC, NTC
ADDRESS POST OFFICE BOX 10039
        FORT IRWIN, CALIFORNIA 92310-5000


UNITED STATES OF AMERICA

BY: /s/ Tammy Sanchez
   --------------------------------

NAME:  TAMMY SANCHEZ
     ------------------------------

CONTRACTING OFFICER                           DATE: 11 Jun 92

                                   SECTION B

                     SUPPLIES OR SERVICES AND PRICES/COSTS


ITEM                DESCRIPTION                        ESTIMATED      U/M  U/P       AMOUNT
                                                       QUANTITY
0001      BASE YEAR



          Ship To:  S46
                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination



0001AA    TEMPORARY IMPACT AREAS: AREAS THAT HAVE      200            KM   [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
          ALREADY BEEN SURFACE CLEARED AT LEAST                            WITH THE SECURITIES AND EXCHANGE COMMISSION.]
          ONCE AND MUST BE SURFACE CLEARED AFTER
          EACH DUD PRODUCING FIRING EXERCISE.


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0001AB    REPORTED HAZARD AREAS:  AREAS THAT MAY       150            KM   [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
          OR MAY NOT HAVE BEEN SURFACE CLEARED BUT                         WITH THE SECURITIES AND EXCHANGE COMMISSION.]
          WHERE SIGHTINGS OF ORDNANCE ARE REPORTED


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0002      OPTION YEAR ONE


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0002AA    TEMPORARY IMPACT AREAS: AREAS THAT HAVE      200            KM   [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
          ALREADY SEEN SURFACE CLEARED AT LEAST                            WITH THE SECURITIES AND EXCHANGE COMMISSION.]
          ONCE AND MUST BE SURFACE CLEARED AFTER

                                                       ESTIMATED
ITEM                DESCRIPTION                        QUANTITY       U/M       U/P            AMOUNT
0002AA (Continued)

          EACH DUD PRODUCING FIRING EXERCISE.


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0002AB    REPORTED HAZARD AREAS:  AREAS THAT MAY       150            KM        [CONFIDENTIAL INFORMATION OMITTED AND FILED
          OR MAY NOT HAVE BEEN SURFACE CLEARED BUT                              SEPARATELY WITH THE SECURITIES AND EXCHANGE
          WHERE SIGHTINGS OF ORDNANCE ARE REPORTED                              COMMISSION.]


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0003      OPTION YEAR TWO


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0003M     TEMPORARY IMPACT AREAS:  AREAS THAT HAVE     200            KM        [CONFIDENTIAL INFORMATION OMITTED AND FILED
          ALREADY BEEN SURFACE CLEARED AT LEAST                                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
          ONCE AND MUST BE SURFACE CLEARED AFTER                                COMMISSION.]
          EACH DUD PRODUCING FIRING EXERCISE.


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0003A6    REPORTED HAZARD AREAS:  AREAS THAT MAY       150            KM        [CONFIDENTIAL INFORMATION OMITTED AND FILED
          OR MAY NOT HAVE BEEN SURFACE CLEARED BUT                              SEPARATELY WITH THE SECURITIES AND EXCHANGE
          WHERE SIGHTINGS OF ORDINANCE ARE REPORTED                             COMMISSION.]

                                                       ESTIMATED
ITEM                DESCRIPTION                        QUANTITY       U/M       U/P       AMOUNT
0003AB (Continued)


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000


FOB: Destination

0004      OPTION YEAR THREE


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0004M     TEMPORARY IMPACT AREAS:  AREAS THAT HAVE     200            KM        [CONFIDENTIAL INFORMATION OMITTED AND FILED
          ALREADY BEEN SURFACE CLEARED AT LEAST                                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
          ONCE AND MUST BE SURFACE CLEARED AFTER                                COMMISSION.]

          EACH DUO PRODUCING FIRING EXERCISE.


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0004AB    REPORTED HAZARD AREAS:  AREAS THAT MAY  150                 KM        [CONFIDENTIAL INFORMATION OMITTED AND FILED
          OR MAY NOT HAVE SEEN SURFACE CLEARED BUT                              SEPARATELY WITH THE SECURITIES AND EXCHANGE
          WHERE SIGHTINGS OF ORDNANCE ARE REPORTED                              COMMISSION.]


          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0005  OPTION YEAR FOUR



          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

                                                       ESTIMATED
ITEM                DESCRIPTION                        QUANTITY    U/M    U/P                          AMOUNT
0005 (Continued)

FOB: Destination

0005AA    TEMPORARY IMPACT AREAS:  AREAS THAT HAVE     200         KM     [CONFIDENTIAL INFORMATION    [CONFIDENTIAL INFORMATION
          ALREADY BEEN SURFACE CLEARED AT LEAST                           OMITTED AND FILED            OMITTED AND FILED
          ONCE AND MUST BE SURFACE CLEARED AFTER                          SEPARATELY WITH THE          SEPARATELY WITH THE
          EACH DUD PRODUCING FIRING EXERCISE.                             SECURITIES AND EXCHANGE      SECURITIES AND EXCHANGE
                                                                          COMMISSION.]                 COMMISSION.]

          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

0005AB    REPORTED HAZARD AREAS:  AREAS THAT MAY       150         KM     [CONFIDENTIAL INFORMATION    [CONFIDENTIAL INFORMATION
          OR MAY NOT HAVE SEEN SURFACE CLEARED BUT                        OMITTED AND FILED            OMITTED AND FILED
          WHERE SIGHTINGS OF ORDNANCE ARE REPORTED                        SEPARATELY WITH THE          SEPARATELY WITH THE
                                                                          SECURITIES AND EXCHANGE      SECURITIES AND EXCHANGE
                                                                          COMMISSION.]                 COMMISSION.]
          Ship To:  S46

                    DPTMSEC TRAINING
                    FORT IRWIN, CA 92310-5000

FOB: Destination

                               END OF SECTION B

                                   SECTION C


                   DESCRIPTIONS/SPECIFICATIONS/WORK STATEMENT



C.l       General.  Since activation of the National Training Center, the northern portion of Fort Irwin has been used as a live fire training area. As such, large amounts of explosive ordnance have impacted in the area.

C.l.l     Scope of work.  The Contractor shall provide qualified personnel and equipment as necessary to surface clear what has been designated as the live fire area. Types of ammunition to be encountered will range from 5.56mm to 155mm artillery rounds and MK82 bombs. Pyrotechnic devices will also be encountered in some quantity. Unexploded ordnance and pyrotechnics can be expected to be encountered in any portion of the live fire area with concentration around known objective points.

C.l.2     Personnel.  The Contractor shall provide a team of qualified explosive ordnance disposal personnel. Management personnel and first-line supervisors shall be graduates of the Naval School of Explosive Ordnance Disposal at Indian Head, Maryland. The project manager shall have demonstrated successful management of range clearing operations with at least three years of experience in this field.

C.1.3 Security of Classified Items and Information. As a minimum, the Contractor's Project Manager shall possess a SECRET security clearance.

C.1.4 Accident/Incident/Safety Plan. The Contractor shall implement and adhere to the Accident/Incident/Safety Plan as required by Section L, Paragraph L.20I(b).

C.1.4.1 Any proposed changes in the plan, after contract award, shall be submitted to the Government for approval prior to implementing.

C.1.5 Quality Control Plan. The Contractor shall implement and adhere to the Quality Control Plan required by Section L, Paragraph L.201(c).

C.1.5.1 The Contractor shall maintain records of all quality control inspections conducted. These records shall contain the dates of inspection, area inspected, deficiencies noted and corrective actions taken. This documentation shall be made available to the Government upon request.

C.1.5.2 Any proposed changes in the plan after the contract award shall be submitted to the Government for approval prior to implementing.

C.1.6 Operating Hours. The normal working hours of the installation are 0800 to 1630 hours, Monday through Friday. The Contractor may be required to work Saturdays, Sundays and Holidays due to access into the live fire area. Scheduled access in the live fire area will be coordinated with Operations Group DTOC, Range Control and Live Fire Sections on a regular basis (i.e., prior to or during a rotational training exercise). Problems in access will be brought to the attention of DPTMSEC personnel for resolution. The NTC, due to its mission, maintains Range Control Operations 24 hours a day, 365 days a year.

C.1.7 Management and Administration Plan. The Contractor shall implement and adhere to the Management and Administration Plan required by Section L, Paragraph L.20II.

C.1.7.1 Any proposed changes in the plan shall be submitted to the Government for approval prior to implementing.

C.1.8 Access to Facilities. The Contractor may attend Range/Training Area Utilization Conferences and, with prior coordination through DPTMSEC Training Division, contact Operations Group; Live Fire Management Section to schedule clearance operations on a non-interference basis. On each scheduled work day of clearance, the contractor shall establish communications with Fort Irwin Range Control and coordinate entrance to work areas. The Contractor shall maintain communications with Range Control throughout the work day and report work shut down and departure from the area.

C.1.8.1 The Contractor shall abide by the frequency management procedures as prescribed in NTC Regulation 105-1.

C.1.9 Safety. The Contractor shall implement a safety program in accordance with applicable Army, Federal, State and local regulations and directives.

C.1.9.1 The Contractor shall require the use of protective clothing and equipment by employees in accordance with Sub Part I, 29 CFR 1910 OSHA Standard related to the employee.

C.1.9.2 The Contractor shall be required to wear a red or orange vest (that may be easily spotted from the air) when in the live fire area.

C.l.9.3   The Contractor, in accordance with AR 385-10, AR 358-63 and NTC Reg
350-3, shall:

C.1.9.3.1 Ensure that the applicable safety standards are followed by his employees.

C.1.9.3.2 Ensure compliance with all practical precautions to protect life and property in the performance of the contract. (Reference paragraph C.1.4)

C.1.9.3.3 Ensure all personnel who participate in range clearance view Army Training Film 9-6153.

C.1.9.3.4 Present safety briefings prior to initiation of any range clearance operation to all concerned employees. The briefing will include, as a minimum, the following: information concerning the area to be cleared; types and classes at ordnance items likely to be encountered and associated hazards, basic explosive safety, internal and external communication procedures, accident/incident procedures, precautions to prevent hot/cold weather injuries, and situation-peculiar instructions.

C.1.9.3.5 Contractor shall coordinate with Range Safety Officer, 259th EOD Detachment, Operations Group Live Fire and NTC Safety Officer the first work day of each week to ensure that any changes or new safety requirements that can affect contractor work procedures or safety can be identified.

C.1.10 Conservation of Utilities. The Contractor shall abide and participate in the installation conservation program.

C.1.11 Physical Security. The Contractor shall be responsible for the physical security of all contractor and government-furnished equipment, supplies and facilities.

C.1.12 Identification of Employees. The Contractor shall be responsible for furnishing identification (badges) to each person employed on this contract. This identification must be displayed at all times and shall include as a minimum: employee picture, name, social security number, contract number, contractor's name and a badge number.

C.2       Definitions/Acronyms.

          Definitions and Acronyms included in AR 310-25 and AR 310-50, as well as the following terms, have been used in this contract.

C.2.1     Definitions.


C.2.1.1 Coordination. As used herein refers to the active participation between elements of the Services having an interest in range activities.

C.2.1.2 Explosive Ordnance (EO). All munitions containing explosives and warheads: guided and ballistic missiles (to include ordnance missile body and residue); artillery, mortar, rocket, and small arms ammunition; all mines, torpedoes and depth charges: demolition charges; pyrotechnics; clusters and dispensers: cartridge and propellant actuated devices; electro-explosive devices; clandestine and improvised explosive devices: and all similar or related items or components explosive in nature. Not all of the types listed will be encountered in the performance of this contract.

C.2.l.3   Explosive Ordnance Disposal (EOD).  The detection, identification, field evaluation, rendering-safe, recovery and final disposal of unexploded explosive ordnance. It may also include the rendering-safe and/or disposal of explosive ordnance which has become hazardous by damage or deterioration when the disposal of such explosive ordnance is beyond the capabilities of personnel normally assigned the responsibility of routine disposal.

C.2.1.4 Explosive Ordnance Disposal Incident (EOD incident). The suspected or detected presence of unexploded explosive ordnance, or damaged explosive ordnance, which constitutes a hazard to operations, installations, personnel or material. Not included in this definition are the accidental arming or other conditions that develop during the manufacture of high explosive material, technical service assembly operations, or the laying of mines and demolition charges. Such situations will be neutralized by qualified personnel of the organization performing the manufacturing, assembling or placement of mines and demolition charges. Such organizations may request assistance from explosive ordnance disposal units.

C.2.l.5   EOD Procedures. Those particular courses or modes of action for access to, recovery, rendering-safe and final disposal of explosive ordnance or any hazardous material associated with an EOD incident.

C.2.l.6   Unexploded Explosive Ordnance (UXO). Explosive ordnance which has been primed, fused, armed or otherwise prepared for action and which has been fired, dropped, launched, projected or placed in such a manner as to constitute a hazard to operations, installations, personnel or material and remains unexploded either through malfunction or design or for any other cause.

C.2.1.7 Surface Clearance is a range clearance where the surface area is systematically searched visually for unexploded and/or other munition contamination and are removed and disposed of properly.

C.2.2     Acronyms.

C.2.2.l   ASP  -  Ammunition Supply Point.

C.2.2.2   DA   -  Department of the Army.

C.2.2.3   EO   -  explosive ordnance.

C.2.2.4   EOD  -  explosive ordnance disposal;

C.2.2.5   OIC  -  Officer in Charge.

C.2.2.6   PDO  -  Property Disposal Officer.

C.2.2.7   RSP  -  render safe procedures.

0.2.2.8   SOP  -  standing operating procedures.

0.2.2.9   UXO  -  unexploded ordnance.

C.2.2.10  DPDO -  Defense Property Disposal Office.

C.2.2.11  MCLB -  Marine Corps Logistics Base.

C.3       Government-Furnished Property and Service.

C.3.1 The Government will issue delivery orders, as required and at the beginning of each contract year, which specify the location and amount of area to be cleared.

C.3.1.1 The government will provide a piece of land, a 200' x 250' site rent free, with accessible electricity, if required. The site will be designated at the time of contract award. The Contractor will be responsible for establishing a Contract for Sale of Utilities Services, with the Directorate of Engineering and Housing, in accordance with AR 420-41. This site will also be utilized as the designated collection point for residue (see para C.5.4).

C.3.1.2 The Contractor will maintain this site in a neat and orderly manner to include keeping the area free of trash. If the site is fenced, the Contractor will maintain the area to within 50 feet on both sides of the fence.

C.4       Contractor Furnished Items.

C.4.1 The Contractor shall furnish all personnel and equipment as necessary to complete the contract with the exception of the 200' x 250' site.

C.4.2 The Contractor may procure, lease or otherwise cause to be placed on the designated site, structures for use as office and administration, maintenance and storage areas. These structures should be of a semi-permanent nature (i.e., trailers or pre-fab buildings).

C.5 Specific Tasks. All tasks shall be performed in such a manner as to conform to the standards required by the Performance Work Statements.

C.5.1 The Contractor shall have a qualified EOD person inspect all unexploded ordnance items to ensure they can or cannot be moved.

C.5.2 The Contractor shall clear all ordnance items except armored and wheel vehicle hulls, training mines and pyrotechnics installed by Operations Group Live Fire Team. Residue can be considered as all metal, rubber, plastic or wooden materials in excess of six (6) inches in length or a weight of four (4) ounces or more. The Contractor shall, on a daily basis, mark all unexploded ordnance items that cannot be moved, by using metal engineer stakes with a minimum of five (5) feet above the ground and a red banner of at least twenty four (24) inches in length attached to the stake. Metal stakes will be on the north side of the unexploded ordnance and six (6) feet from the unexploded ordnance item.

C.5.3 The Contractor shall move all unexploded ordnance items, that have been inspected by a qualified EOD person and rendered safe for movement, to a location designated by the Government to be disposed of by 259th EOD Detachment.

C.5.4 The Contractor shall report all marked unexploded ordnance items to 259th EOD Detachment, Range Control and Operations Group Live Fire daily. Information will include the following type of ordnance, quantity and location of ordnance with six (8) digit coordinates.

C.5.5 The Contractor will positively identify and certify, in accordance with Defense Logistics Agency letter dated 15 Feb 84, paragraph 13e, all ordnance and target residue to contain no explosive and/or hazardous material (to include incompletely spent white phosphorus) and remove same to a designated collection point or staging area. The Contractor shall be responsible for securing all residue which is stored at the designated collection point (the 200' x 250' site as stated in paragraph C.3.1.l).

C.5.6 The only personnel authorized to sign the certification of non-hazardous material will be those contractor personnel who are school trained from the Naval School of Explosive Ordnance Disposal at Indian Head, Maryland.

C.5.7 The Contractor shall dispose of collected residue when no more than 40 tons has been accumulated or as directed by the Contracting Officer.

C.5.7.l   The Contractor shall check the area where UXO/duds were detonated by
259th EOD Detachment and remove all residue.

C.5.8 The Contractor shall dispose of residue in accordance with the instructions contained in Attachment C (Defense Logistics Agency letter dated 15 Feb 83).

C.5.9 The Contractor, in the course of decontamination, may discover engineer field fortification material (metal pickets, wood beams, wire, etc.). Serviceable engineer items will be reported to Operations Live Fire.

C.5.9.1 The Contractor shall remove from the field site all non-recoverable ordnance residue and turn-in to Fort Irwin Sanitary Landfill in accordance with the Landfill Standing Operating Procedures.

C.5.9.2 The Contractor shall turn-in any serviceable items of ammunition found during range decontamination that can be safely handled and transported (i.e.. belts of machinegun ammunition) to the Ammunition Supply Point (ASP).

C.5.10 The Contractor shall obtain a certified weight ticket at Fort Irwin weight scales prior to transporting recoverable residue to the Defense Property Disposal Office (DPDO), Marine Corps Logistics Base (MCLB), Barstow, CA. This weight will be verified by the Defense Property Disposal Office, in accordance with Defense Logistics Agency Letter dated 15 Feb 83. A record of both certified weight turn-ins will be maintained by the Contractor

C.5.11 The Contractor shall maintain auditable records and documentation of specific areas cleared, locations of ordnance which has failed to detonate, a statement that same was destroyed, and residue removed. This includes copies of documentation turned-in to DPDO, MCLB and certifications. Maintain a record of the date and trips of loads and estimated quantities of trash delivered to the landfill.

C.5.12 The Contractor shall maintain copies of all records regarding decontamination and disposal of residue for the life of this contract. These records will be provided to the Government upon expiration of this contract.

C.5.13 The Contractor shall report to the Contracting Officer conditions outside of his responsibilities which adversely effect his ability to perform.

C.5.14 The Contractor shall be present during the final inspection by the Government (DPTMSEC Training) of cleared areas. (See Section E, paragraphs E.2 and E.4)

C.6       Applicable Documents.

          The Contractor must abide by and adhere to the documents listed in this paragraph. These documents can be obtained from the Government upon request.


DOCUMENT                         TITLE                           MANDATORY


FM 9-15         Explosive Ordnance Disposal Service                  X
                 and Unit Operations, July 1981
                 Appendix B

AR 75-15        Responsibilities and Procedures for                  X
                 Explosive Ordnance Disposal,
                 1 Nov 78 chapters 3 and 6


FORSCOM SUPPL to AR 75-15

TM 9-1300-206   Ammunition and Explosives Standards,                 X
                 Aug 73, Appendix E, paragraph E-26(c)

AR 385-10       The Army Safety Program, 1 Feb 79, entire            X

AR 385-63       Policies and Procedures for Firing                   X
                 Ammunition for Training, Target
                 Practice and Combat, 15 Nov 83,
                 paragraph 2-9

NTC Reg 350-3   Range Regulations, 1 Nov 84                          X

DLA Letter      Disposal of Excess Personal Property                 X
                 in the Southern California Desert
                 Area,  15 - Feb   03

NTC Letter      Letter of Instruction, Turn-in and                   X
                 Withdrawal Procedures for Defense
                 Property Disposal Office, 11 Jan 85

                                   SECTION E

                           INSPECTION AND ACCEPTANCE


E.1  52.252-0002  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

                  This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their text available.

                    I.   FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
                  CLAUSES

                    II.  DOD FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES

                                (End of clause)

     (R 7-001)

E.2  52.246-0004  INSPECTION OF SERVICES--FIXED-PRICE  (APR 1984)
                  (Reference 46.304)

E.3  52.246-0016  RESPONSIBILITY FOR SUPPLIES  (APR 1984)
                  (Reference 46.316)

E.4  52.000-4611  INSPECTION AND ACCEPTANCE

                  Inspection and acceptance shall be by the OIC DPTMSEC Training or his designated representative. Inspection of the cleared areas shall be made in 5 square kilometer parcels within 48 hours after notification of DPTMSEC Training.


                               END OF SECTION E

                                   SECTION F

                           DELIVERIES OR PERFORMANCE


F.1               CONTRACT PERIOD



                  The base period of any contract resulting from this solicitation shall be approximately twelve months. The Government expects to award a contract by 15 June 1991, with the period of performance to be 1 July 1991 through 31 June 1992. If awarded after 15 May 1990, there may be a corresponding change in the performance period which will be incorporated by unilateral modification to the contract. Period of performance for base period will end 31 June 1992. First Option year from 1 July 1992 through 31 June 1993; Second Option year from 1 July 1993 through 3l June 1994; Third Option year from 1 July 1994 through 31 June 1995; and Fourth Option year from 1 July 1995 through 3l June 1996.

F.2               HOLIDAYS

                  The following legal holidays are observed at Fort Irwin,
                  California:

                        January 1st
                        3rd Monday in January
                        3rd Monday in February
                        Last Monday in May
                        July 4th
                        1st Monday in September
                        2nd Monday in October
                        November 11th
                        4th Tuesday in November
                        December 25th

                  When one of the above designated legal holidays falls on a Sunday, the following Monday will be observed as a legal holiday. When a legal holiday falls on a Saturday, the preceding Friday is observed as a holiday by U.S. Government agencies. Normal working hours at Fort Irwin are 0730-1630.

F.3               DELIVERY ORDERS

                  Delivery orders will be placed as needed for contract line items 0001 and 0002. The estimated quantity and dollar amount shown for each item on each delivery order is a MAXIMUM ceiling that shall not be exceeded by the contractor during actual performance without prior approval of the Contracting Officer.

F.4               ORAL ORDERS

                  Only the Contracting Officer or his designated representative within the Contracting office may place oral orders under this contract. Such orders shall be confirmed in writing not later than the next business day. (Reference Clause I-73.)

F.5               ACTIVITIES AUTHORIZED TO ISSUE ORDERS UNDER CONTRACT

                  The Contracting Division, Fort Irwin, California is the only activity authorized to issue orders under this contract.


                                END OF SECTION F

                                   SECTION G
                         CONTRACT ADMINISTRATION DATA


G.1  52.000-4607    CONTRACT ADMINISTRATION OFFICE

                    (Offeror complete when applicable) Offeror's office which will administer any contract resulting from this solicitation, if different from that shown on page 1 of this document.



                         Allied Technology Group, Inc.
                         -----------------------------
                         (name)


                         44075 Fremont Blvd.
                         -----------------------------
                         (Street Address


                         Fremont,  CA 94538
                         -----------------------------
                         (City, State, Zip)


G.2  52.000-4608    ADDRESS FOR PAYMENT


                    Bidders are requested to indicate below the address to which payment should be mailed, if such address is different from the one shown on Page 1 of this solicitation.


                    Allied Technology Group,  Inc.
                    ------------------------------
                    (Name)


                    44075 Fremont Blvd.
                    ------------------------------
                    (Mailing Address)


                    Fremont,  CA  94538
                    ------------------------------
                    (City, State, Zip)


                    415-490-3008
                    ------------------------------
                    (Area Code)  Telephone Number)

G.3  52.000-4703         ADMINISTRATION


                         Administration of this contract will be performed by the Contracting Officer, Directorate of Contracting, Contracting Division, Building 505, Fort Irwin, California 92310-5000. Telephone Number (619) 386-3892.


G. 4                     CONTRACTING OFFICER'S REPRESENTATIVE (COR)

                         A Contracting Officer's Representative (COR) may be appointed to review and evaluate contractor performance. The contractor will be provided a copy of the COR letter of appointment citing COR authority and limits to such authority.


                               END OF SECTION G

                                   SECTION H
                         SPECIAL CONTRACT REQUIREMENTS

H.1  52.000-4501  MOBILIZATION AND OTHER CONTINGENCY PLANNING (CIL 83-6)

                     a. The attention of the contractor is invited to the clause in the general contract clauses entitled "CHANGES". This clause permits the Contracting Officer to make changes within the general scope of the contract to include the definition of services, and place and time of performance.

                     b. Among the circumstances in which the provisions of this clause may be invoked is a general or limited mobilization of reserve forces or an emergency which impacts upon contract performance. In the event of either eventuality, the contractor will be expected to promptly take whatever measures are needed to meet any new demands placed upon it. Such demands may well require increases in contractor furnished property, as well as extended work hours and expansion of the contract workforce.

                     c. To ensure that Government operations which depend upon the services provided hereunder can proceed with no or only minimal disruption, the contractor shall during the life of this contract anticipate the possibility of a mobilization or similar emergency and the steps it will need to take to rapidly expand its contract capabilities to meet the exigency.

H.2  52.000-4503  TRAFFIC REGULATIONS

                    ALL Contractor employees performing services under this
                  contract shall comply with the California Vehicle Code and the Fort Irwin Motor Vehicle Traffic Regulations and shall register their vehicles with the Provost Marshal.

H.3  52.000-4504  THE FOLLOWING KINDS AND MINIMUM AMOUNTS OF INSURANCE ARE
                  REQUIRED


                     a. Worker's Compensation and Employer's Liability
                        Insurance;
                        In the amount of $250,000

                     b. General Liability Insurance for Bodily Injury;
                        Minimum per occurrence -$750,000

                     c. Automobile Liability Insurance;
                        Minimum per person $200,000
                        Minimum per occurrence for bodily injury $500,000 Minimum per occurrence for property damage $20,000

                  NOTE: All Certificates of Insurance forwarded to the Contracting Officer must be identified by applicable contract number.

                               END OF SECTION H

                                   SECTION I
                               CONTRACT CLAUSES

I.1  52.252-0002  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

                  This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their text available.

                    I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
                  CLAUSES

                    II.  DOD FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES


                                (End of clause)

        (R 7-001)


I.2  52.202-0001  DEFINITIONS  (APR 1984)
                  (Reference 2.201)

I.3  52.203-0001  OFFICIALS NOT TO BENEFIT  (APR 1984)
                  (Reference 3.102-2)

I.4  52.203-0003  GRATUITIES  (APR 1984)
                  (Reference 3.202)

I.5  52.203-0005  COVENANT AGAINST CONTINGENT FEES  (APR 1984)
                  (Reference 3.404(c))

I.6  52.203-0006  RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                  (JUL 1985)
                  (Reference 3.503-2)

I.7  52.203-0007  ANTI-KICKBACK PROCEDURES  (OCT 1988)
                  (Reference 3.502-3)

I.8  52.203-0012  LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                  TRANSACTIONS  (JAN 1990)
                  (Reference 3.808(b))

I.9  52.203-7001  SPECIAL PROHIBITION ON EMPLOYMENT  (MAR 1989)
                  (Reference 3.571-5)

I.10  52.203-7002   STATUTORY COMPENSATION PROHIBITIONS AND REPORTING
                    REQUIREMENTS RELATING TO CERTAIN FORMER DEPARTMENT OF
                    DEFENSE (DOD) EMPLOYEES (APR 1988)
                    (Reference 3.170-5)


I.11  52.204-7005   OVERSEAS DISTRIBUTION OF DEFENSE SUBCONTRACTS  (AUG 1988)
                    (Reference 4.674-3)


I.12  52.205-7000   RELEASE OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (FEB
                    1989)
                    (Reference 5.470(c))


I.13  52.212-0008   DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS  (MAY 1986)
                    (Reference 12.304(b))


I.14  52.215-0001   EXAMINATION OF RECORDS BY COMPTROLLER GENERAL  (APR 1984)
                    (Reference 15.106-1(b))


I.15  52.215-0002   AUDIT--NEGOTIATION  (DEC 1989)
                    (Reference 15.106-2(b))


I.16  52.215-0022   PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (APR
                    1988)
                    (Reference 15.804-8(a))

I.17  52.215-0024   SUBCONTRACTOR COST OR PRICING DATA  (APR 1985)
                    (Reference 15.804-8(c))

I.18  52.215-0033   ORDER OF PRECEDENCE  (JAN 1986)
                    (Reference 15.406-3(b))

I.19  52.219-0008   UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL
                    DISADVANTAGED BUSINESS CONCERNS  (FEB 1990)
                    (Reference 19.708(a))


I.20  52.219-0016   LIQUIDATED DAMAGES--SMALL BUSINESS SUBCONTRACTING PLAN (AUG
                    1989)
                    (Reference 19.708(b)(2)

I.21  52.222-0003   CONVICT LABOR  (APR 1984)
                    (Reference 22.202)

I.22  52.222-0004   CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME
                    COMPENSATION
                    (MAR 1986)
                    (Reference 22.305)

I.23  52.222-0024   PREAWARD ON-SITE EQUAL OPPORTUNITY COMPLIANCE REVIEW  (APR
                    1984)
                    (Reference 22.810(c))

I.24   52.222-0026  EQUAL OPPORTUNITY  (APR 1984)
                    (Reference 22.810(e))

I.25  52.222-0035   AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                    VETERANS
                    (APR 1984)
                    (Reference 22.1308(a))

I.26  52.222-0036   AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS  (APR 1984)
                    (Reference 22.1408(a))

I.27  52.222-0037   EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS
                    OF THE VIETNAM ERA  (JAN 1988)
                    (Reference 22.1308(b))

I.28  52.222-0041   SERVICE CONTRACT ACT OF 1965, AS AMENDED  (MAY 1989)
                    (Reference 22.1006(a))

I.29  52.223-0002   CLEAN AIR AND WATER  (APR 1984)
                    (Reference 23.105(b))

I.30  52.223-0003   HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA
                    (DEC 1989)
                    (Reference 23.303)

I.31  52.223-0006   DRUG-FREE WORKPLACE  (JUL 1990)
                    (Reference 23.505(b))

I.32  52.223-7500   DRUG-FREE WORK FORCE  (SEP 1988)
                    (Reference 23.7504)

I.33  52.225-0013   RESTRICTIONS ON CONTRACTING WITH SANCTIONED PERSONS  (MAY
                    1989)
                    (Reference 25.1005(b))

I.34 52.225-7009    PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES  (APR 1990)
                    (Reference 25.7002(b))

I.35 52.227-0001    AUTHORIZATION AND CONSENT  (APR 1984)
                    (Reference 27.201-2(a))

I.36 52.227-0002    NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                    INFRINGEMENT
                    (APR 1984)
                    (Reference 27.202-2)

I.37  52.227-0003   PATENT INDEMNITY  (APR 1984)
                    (Reference 27.203-1(b))

I.38  52.223-0005   INSURANCE--WORK ON A GOVERNMENT INSTALLATION  (SEP 1989)
                    (Reference 28.310)

I.39  52.229-0003   FEDERAL, STATE, AND LOCAL TAXES  (APR 1984)
                    (Reference 29.401-3)

I.40 52.229-0005    TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO
                    RICO  (APR 1984)
                    (Reference 29.401-5)

I.41 52.231-7000    SUPPLEMENTAL COST PRINCIPLES  (APR 1984)
                    (Reference 31.201)

I.42 52.232-0001    PAYMENTS  (APR 1984)
                    (Reference 32.111(a)(1)

I.43  52.232-0008   DISCOUNTS FOR PROMPT PAYMENT  (APR 1989)
                    (Reference 32.111(c)(1)

I.44 52.232-0011    EXTRAS  (APR 1984)
                    (Reference 32.111(d)(2)

I.45 52.232-0017    INTEREST  (APR 1984)
                    (Reference 32.617(a))

I.46 52.232-0019    AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR  (APR 1984)
                    (Reference 32.705-1(b))

I.47 52.232-0023 1  ASSIGNMENT OF CLAIMS  (JAN 1986)--ALTERNATE I  (APR 1984)
                    (Reference 32.806(a)(2)

I.48 52.232-0025    PROMPT PAYMENT  (APR 1989)
                    (Reference 32.908(c))

I.49 52.233-0001    DISPUTES  (APR 1984)
                    (Reference 33.214)

I.50 52.233-0003    PROTEST AFTER AWARD  (AUG 1989)
                    (Reference 33.106(b))

I.51 52.233-7000    CERTIFICATION OF REQUESTS FOR ADJUSTMENT OR RELIEF
                    EXCEEDING $100,000 (APR 1990)
                    (Reference 33.7000)

I.52 52.235-7004    FREQUENCY AUTHORIZATION  (OCT 1966)
                    (Reference 35.071(e))

I.53  52.237-0002   PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND
                    VEGETATION (APR 1984)
                    (Reference 37.110(b))

I.54  52.243-0001 1 CHANGES--FIXED-PRICE  (AUG 1987)--ALTERNATE 1  (APR 1984)
                    (Reference 43.205(a)(2)

I.55  52.243-7001   PRICING OF ADJUSTMENTS  (APR 1984)
                    (Reference 43.205(S-71)

I.56 52.244-0001    SUBCONTRACTS (FIXED-PRICE CONTRACTS)  (JAN 1986)
                    (Reference 44.204(a)(1)

I.57 52.244-0005    COMPETITION IN SUBCONTRACTING  (APR 1984)
                    (Reference 44.204(e))

I.58 52.245-0001    PROPERTY RECORDS  (APR 1984)
                    (Reference 45.106(a))

I.59 52.245-0002 I  GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)  (DEC 1989)
                    --ALTERNATE I (APR 1984)
                    (Reference 45.106(b)(2)

I.60 52.246-0025    LIMITATION OF LIABILITY--SERVICES  (APR 1984)
                    (Reference 46.805(a)(4)

I.61 52.248-0001    VALUE ENGINEERING  (MAR 1989)
                    (Reference 48.201)

I.62 52.249-0002    TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)
                    (APR 1984)
                    (Reference 49.502(b)(1)

I.63 52.249-0008    DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)  (APR 1984)
                    (Reference 49.504(a)(1)

I.64 52.203-0010    PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
                    (SEP 1990)

                      (a) The Government, at its election, may reduce the price
                    of a fixed-price type contract or contract modification and the total cost and fee under a cost-type contract or contract modification by the amount of profit or fee determined as set forth in paragraph (b) of this Clause if the head of the contracting activity or his or her designee determines that there was a violation of subsection 27(a) of the Office of Federal Procurement Policy Act, as amended (41 U.S.C. 423), as implemented in the FAR. In the case of a contract modification, the fee subject to reduction is the fee specified in the particular contract modification at the time of execution, except as provided in subparagraph (b)(5) of this clause.

                    (b) The price or fee reduction referred to in paragraph (a) of this Clause shall be--

                    (1) For cost-plus-fixed-fee contracts, the amount of the fee specified in the contract at the time of award;

                    (2) For cost-plus-incentive-fee contracts, the target fee specified in the contract at the time of award, notwithstanding any minimum fee or "fee floor" specified in the contract;

                    (3)  For cost-plus-award-fee contracts--

                    (i) The base fee established in the contract at the time of contract award;

                    (ii) If no base fee is specified in the contract, 30 percent of the amount of each award fee otherwise payable to the Contractor for each award fee evaluation period or at each award fee determination point.

                    (4) For fixed-price-incentive contracts, the Government may--

                    (f) Reduce the contract target price and contract target
                  profit both by an amount equal to the initial target profit specified in the contract at the time of contract award; or

                    (ii) If an immediate adjustment to the contract target price and contract target profit would have a significant adverse impact on the incentive price revision relationship under the contract, or adversely affect the contract financing provisions, the Contracting Officer may defer such adjustment until establishment of the total final price of the contract. The total final price established in accordance with the incentive price revision provisions of the contract shall be reduced by an amount equal to the initial target profit specified in the contract at the time of contract award and such reduced price shall be the total final contract price.

                    (5) For firm-fixed-price contracts or contract modifications, by 10 percent of the initial contract price; 10 percent of the contract modification price; or a profit amount determined by the Contracting Officer from records or documents in existence prior to the date of the contract award or modification.

                    (c) The Government may, at its election, reduce a prime Contractor's price or fee in accordance with the procedures of paragraph (b) of this clause for violations of the Act by its subcontractors by an amount not to exceed the amount of profit or fee reflected in the subcontract at the time the subcontract was first definitively priced.

                    (d) In addition to the remedies in paragraphs (a) and (c) of this clause, the Government may terminate this contract or modification for default. The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law or under this contract.

                                (End of clause)

I.65  52.209-0006 PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
                  CONTRACTOR DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (MAY 1989)

                    (a) The Government suspends or debars Contractors to protect the Government's interest. Contractors shall not enter into any subcontract equal to or in excess of $25,000 with a Contractor that has been debarred, suspended, or proposed for debarment unless there is a compelling reason to do so. If a Contractor intends to subcontract with a party that is debarred, suspended, or proposed for debarment (see FAR 9.404 for information on the List of Parties Excluded from Procurement Programs), a corporate officer or designee of the Contractor shall notify the Contracting Officer, in writing, before entering into such subcontract. The notice must include the following:

                    (1) The name of the subcontractor;

                    (2) The Contractor's knowledge of the reasons for the
                  subcontractor being on the List of Parties Excluded from Procurement Programs;

                    (3) The compelling reason(s) for doing business with the
                  subcontractor notwithstanding its inclusion on the List of Parties Excluded from Procurement Programs; and

                    (4) The systems and procedures the Contractor has
                  established to ensure that it is fully protecting the Government's interests when dealing with such subcontractor in view of the specific basis for the party's debarment, suspension, or proposed debarment.

                    (b) The Contractor's compliance with the requirements of
                  52.209-6 will be reviewed during Contractor Purchasing System Reviews (see FAR Subpart 44.3).

                                (End of clause)

I.66  52.209-7001 ACQUISITIONS FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION
                  UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (JAN
                  1990)

                    (a) The Contractor shall not deny consideration for a
                  subcontract award under this contract to a potential subcontractor subject to on-site inspection under the INF Treaty solely or in part because of the actual or potential presence of Soviet inspectors at the subcontractor's facility unless the decision is approved by the Contracting Officer.

                    (b) The Contractor shall incorporate this clause, with
                  appropriate changes to identify properly the contracting parties, including this paragraph (b), in all solicitations and contracts in excess of the dollar

                  Limitation Identified at FAR 13.000, except those for commercial or commercial-type products (see FAR 11.001).

                                (End of clause)

I.67  52.212-0013 STOP-WORK ORDER  (AUG 1989)

                    (a) The Contracting Officer may, at any time, by written
                  order to the Contractor, require the Contractor to stop all, or any part, of the work called for by this contract for a period of 90 days after the order is delivered to the Contractor, and for any further period to which the parties may agree. The order shall be specifically identified as a stop-work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Within a period of 90 days after a stop-work is delivered to the Contractor, or within any extension of that period to which the parties shall have agreed, the Contracting Officer shall either--

                    (1) Cancel the stop-work order; or

                    (2) Terminate the work covered by the order as provided in the Default, or the Termination for Convenience of the Government, clause of this contract.

                    (b) If a stop-work order issued under this clause is
                  canceled or the period of the order or any extension thereof expires, the Contractor shall resume work. The Contracting Officer shall make an equitable adjustment in the delivery schedule or contract price, or both, and the contract shall be modified, in writing, accordingly, if--

                    (l) The stop-work order results in an increase in the time required for, or in the Contractor's cost properly allocable to, the performance of any part of this contract; and

                    (2) The Contractor asserts its right to the adjustment
                  within 30 days after the end of the period of work stoppage; provided, that, if the Contracting Officer decides the facts justify the action, the Contracting Officer may receive and act upon the claim submitted at any time before final payment under this contract.

                    (c) If a stop-work order is not canceled and the work
                  covered by the order is terminated for the convenience of the Government, the Contracting Officer shall allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

                    (d) If a stop-work order is not canceled and the work
                  covered by the order is terminated for default, the Contracting Officer shall allow, by the equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.

                                (End of clause)

I.68  52.215-7000 AGGREGATE PRICING ADJUSTMENT  (APR 1985)

                    In determining whether a pricing adjustment is expected to exceed $100,000, the term "pricing adjustment" shall mean "the aggregate increases and/or decreases in cost plus applicable profits."

                                (End of clause)


I.69  52.216-0018 ORDERING (APR 1984)

                    (a) Any supplies and services to be furnished under this
                  contract shall be ordered by issuance of delivery orders by the individuals or activities designated in the Schedule. Such orders may be issued from 1 July 1991 through 30 June 1992.

                    (b) All delivery orders are subject to the terms and
                  conditions of this contract. In the event of conflict between a delivery order and this contract, the contract shall control.

                    (c) If mailed, a delivery order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally or by written telecommunications only if authorized in the Schedule.

                                (End of clause)
                              (R 7-1101 1968 JUN)


I.70  52.216-0019 DELIVERY-ORDER LIMITATIONS  (APR 1984)


                   (a) Minimum order.  When the Government requires supplies or services covered by this contract in an amount of less than 1 KM2, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

                   (b) Maximum order.  The Contractor is not obligated to honor-

                   (1) Any order for a single item in excess of 450 KM2;

                   (2) Any order for a combination of items in excess of 450
                  KM2; or

                   (3) A series of orders from the same ordering office within
                  30 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

                   (c) If this is a requirements contract (i.e., includes the
                  Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

                   (d) Notwithstanding paragraphs (b) and (c) above, the
                  Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

                                (End of clause)
                           (R 7-1102.1(a) 1965 AUG)
                                (R 7-1102.2(a))
                                (R 7-1102.3(a))

I.71  52.216-0021 REQUIREMENTS  (APR 1984)



                    (a) This is a requirements contract for the supplies or
                  services specified, and effective for the period stated, in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government's requirements do not result in orders in the quantities described as "estimated" or "maximum" in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.

                    (b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. Subject to any limitations in the delivery-Order Limitations clause or elsewhere in this contract, the Contractor shall furnish to the Government all supplies or services specified in the schedule and called for by orders issued in accordance with the Ordering clause. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

                    (c) Except as this contract otherwise provides, the
                  Government shall order from the Contractor all the supplies or services specified in the schedule that are required to be purchased by the Government activity or activities specified in the schedule.

                    (d) The Government is not required to purchase from the
                  Contractor requirements in excess of any limit on total orders under this contract.

                    (e) If the Government urgently requires delivery of any
                  quantity of an item before the earliest date that delivery may be specified under this contract, and if the Contractor will not accept an order providing for the accelerated delivery, the Government may acquire the urgently required goods or services from another source.

                    (f) Any order issued during the effective period of this
                  contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 30 June 1992.

                                (End of clause)
                           (R 7-1102.2(b) 1966 OCT)

I.72  52.217-0005 EVALUATION OF OPTIONS  (JUL 1990)


                    Except when it is determined in accordance with FAR
                  17.206(b) not to be in the Government's best interests, the Government will evaluate offers for award purposes by adding the total price for all options to the total price for the basic requirement. Evaluation of options will not obligate the Government to exercise the option(s).

                              (End of provision)


I.73  52.217-0009 OPTION TO EXTEND THE TERM OF THE CONTRACT  (MAR 1989)

                    (a) The Government may extend the term of this contract by written notice to the Contractor within one (1) year; provided, that the Government shall give the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

                    (b) If the Government exercises this option, the extended
                  contract shall be considered to include this option provision.

                    (c) The total duration of this contract, including the
                  exercise of any options under this clause, shall not exceed five (5) years.

                                (End of clause)

I.74  52.219-0014 LIMITATIONS ON SUBCONTRACTING  (OCT 1987)

                    By submission of an offer and execution of a contract, the
                  Offeror/Contractor agrees that in performance of the contract in the case of a contract for--

                    (a) Services (except construction).  At least 50 percent of the cost of contract performance incurred for personnel shall be expended for employees of the concern.

                    (b) Supplies (other than procurement for a regular dealer in such supplies). The concern shall perform work for at least 50 percent of the cost of manufacturing the supplies, not including the cost of materials.

                    (c) General construction.  The concern will perform at least
                  15 percent of the cost of the contract, not including the cost of materials, with its own employees.

                    (d) Construction by special trade contractors.  The concern will perform at least 25 percent of the cost of the contract, not including the cost of materials, with its own employees.

                                (End of clause)

I.75  52.219-0017 SECTION 8(a) AWARD  (FEB 1990)

                    (a) By execution of a contract, the Small Business
                  Administration (SBA) agrees to the following:

                    (1) To furnish the supplies or services set forth in the
                  contract according to the specifications and the terms and conditions by subcontracting with the Offeror who has been determined an eligible concern pursuant to the provisions of section 8(a) of the Small Business Act, as amended (15 U.S.C. 637(a)).

                    (2) Except for novation agreements and advance payments,
                  delegates to the Subcontractor (ATG) Prime (SBA) the responsibility for administering the contract with complete authority to take any action on behalf of the Government under the terms and conditions of the contract; provided, however that the contracting agency shall give advance notice to the SBA before it issues a final notice terminating the right of the subcontractor to proceed with further performance, either in whole or in part, under the contract.

                    (3) That payments to be made under the contract will be made directly to the subcontractor by the contracting activity.

                    (4) To notify the NA Contracting Officer immediately upon
                  notification by the subcontractor that the owner or owners upon whom 8(a) eligibility was based plan to relinquish ownership or control of the concern.

                    (b) The offeror/subcontractor agrees and acknowledges that it will, for and on behalf of the SBA, fulfill and perform all of the requirements of the contract.

                                (End of clause)

I.76  52.220-0001 PREFERENCE FOR LABOR SURPLUS AREA CONCERNS  (APR 1984)

                    (a) This acquisition is not a set-aside for labor surplus
                  area (LSA) concerns. However, the offeror's status as such a concern may affect (1) entitlement to award in case of tie offers, or (2) offer evaluation in accordance with the Buy American Act clause of this solicitation. In order to determine whether the offeror is entitled to a preference under (1) or (2) above, the offeror must identify, below, the LSA in which the costs to be incurred on account of manufacturing or production (by the offeror or the first-tier subcontractors) amount to more than 50% of the contract price.

                                   NA              NA
                              ------------    -------------
                                   NA              NA
                              ------------    -------------

                    (b) Failure to identify the locations as specified above
                  will preclude consideration of the offeror as an LSA concern. If the offeror is awarded a contract as an LSA concern and would not have otherwise qualified for award, the offeror shall perform the contract or cause the contract to be performed in accordance with the obligations of an LSA concern.

                                (End of clause)
                            (R 7-2003.13 1978 JUN)


I.77  52.222-0042  STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES  (MAT 1989)

                    In compliance with the Service Contract Act of 1965, as
                   amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

                    THIS STATEMENT IS FOR INFORMATION ONLY: IT IS NOT A WAGE DETERMINATION

                      Ordnance Worker Helper      WG-5   $10.60
                      Ordnance Worker             WG-9   $12.60
                      Heavy Equipment Operator    WG-10  $13.06

                                (End of clause)

I.78  52.222-0043  FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT ACT--PRICE
                   ADJUSTMENT (MULTIPLE YEAR AND OPTION CONTRACTS)  (MAY 1989)

                    (a) This clause applies to both contracts subject to area
                  prevailing wage determinations and contracts subject to collective bargaining agreements.

                    (b) The Contractor warrants that the prices in this contract do not include any allowance for any contingency to cover increased costs for which adjustment is provided under this clause.

                    (c) The wage determination, issued under the Service
                  Contract Act of 1965, as amended, (41 U.S.C. 351, et seq.), by the Administrator, Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, current on the anniversary date of a multiple year contract or the beginning of each renewal option period, shall apply to this contract. If no such determination has been made applicable to this contract, then the Federal minimum wage as established by section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended, (29 U.S.C. 206) current on the anniversary date of a multiple year contract or the beginning of each renewal option period, shall apply to this contract.

                    (d) The contract price or contract unit price labor rates
                  will be adjusted to reflect the Contractor's actual increase or decrease in applicable wages and fringe benefits to the extent that the increase is made to comply with or the decrease is voluntarily made by the Contractor as a result of:

                    (1) The Department of Labor wage determination applicable on the anniversary date of the multiple year contract, or at the beginning of the renewal option period. For example, the prior year wage determination required a minimum wage rate of $4.00 per hour. The Contractor chose to pay $4.10. The new wage determination increases the minimum rate to $4.50 per hour. Even if the Contractor voluntarily increases the rate to $4.75 per hour, the allowable price adjustment is $.40 per hour;

                    (2) An increased or decreased wage determination otherwise applied to the contract by operation of law; or

                    (3) An amendment to the Fair Labor Standards Act of 1938
                  that is enacted after award of this contract, affects the minimum wage, and becomes applicable to this contract under law.

                    (e) Any adjustment will be limited to increases or decreases in wages and fringe benefits as described in paragraph (c) of this clause, and the accompanying increases or decreases in social security and unemployment taxes and worker's compensation insurance, but shall not otherwise include any amount for general and administrative costs, overhead, or profit.

                    (f) The Contractor shall notify the Contracting Officer of any increase claimed under this clause within 30 days after receiving a new wage determination unless this notification period is extended in writing by the Contracting Officer. The Contractor shall promptly notify the Contracting Officer of any decrease under this clause, but nothing in the clause shall preclude the Government from asserting a claim within the period permitted by law. The notice shall contain a statement of the amount claimed and any relevant supporting data, including payroll records, that the Contracting Officer may reasonably require. Upon agreement of the parties, the contract price or contract unit price labor rates shall be modified in writing. The Contractor shall continue performance pending agreement on or determination of any such adjustment and its effective date.

                    (g) The Contracting Officer or an authorized representative shall have access to and the right to examine any directly pertinent books, documents, papers and records of the Contractor until the expiration of 3 years after final payment under the contract.

                                (End of clause)

I.79  52.236-7019 ACCIDENT PREVENTION (JUL 1989)


                    (a) The Contractor shall provide and maintain work
                  environments and procedures which will safeguard the public and Government personnel, property, materials, supplies, and equipment exposed to contractor operations and activities; avoid interruptions of Government operations and delays in project completion dates; and control costs in the performance of the contract.

                    (b) For these purposes, on contracts for construction or
                  dismantling, demolition, or removal of improvements, the Contractor shall--

                    (l) Provide appropriate safety barricades; sign, and signal lights;

                    (2) Comply with the standards issued by the Secretary of
                  Labor at 29 CFR

                  Part 1926 and 29 CFR Part 1910;

                    (3) Ensure that may additional measures the Contracting
                  Officer determines to be reasonably necessary for the purposes are taken.

                    (c) If this contract is for construction or dismantling,
                  demolition or removal of improvements with any Department of Defense agency or component, the Contractor shall comply with all pertinent provisions of the latest version of U.S. Army Corps of Engineers Safety and Health Requirements Manual, EM 385-1-1, in effect on the date of the solicitation.

                    (d) Whenever the Contracting Officer becomes aware of any
                  noncompliance with these requirements or any condition which poses a serious or imminent danger to the health or safety of the public or Government personnel, the Contracting Officer shall notify the Contractor orally, with written confirmation, and request immediate initiation of corrective action. This notice, when delivered to the Contractor or the Contractor's representative at the work site, shall be deemed sufficient notice of the noncompliance and that corrective action is required. After receiving the notice, the Contractor shall immediately take corrective action. If the Contractor fails or refuses to take corrective action promptly, the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action has been taken. The Contractor shall not be entitled to equitable adjustment of the contract price or extension of the performance schedule on any stop work order issued under this clause.

                    (e) The Contractor shall insert this clause, including this paragraph (e), with appropriate changes in the designation of the parties, in subcontracts.

                                (End of clause)


I.80  52.247-4203 TRANSPORTATION OF SUPPLIES BY SEA (APR 1990)



                    (a) As used in this clause:

                    (1) "Armed services" means the Army, Navy, Air Force, Marine
                  Corps, and Defense Agencies.

                    (2) "Components" means articles, materials, and supplies
                  incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

                   (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

                    (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

                    (5) "Subcontractor" means a supplier, materialman,
                  distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is. performing any part of the work or other requirement of the prime contract.

                    (6) "Supplies" means all property, except land and interests in land,
                  that is clearly identifiable for eventual use by the armed services, or owned by the armed services, at the time of transportation by sea. It includes (but is not Limited to) public works, buildings. and facilities, ships, floating equipment and vessels of every character, type, and description, together with parts, subassemblies, accessories, and equipment; machine tools, material, equipment, and stores of all kinds; end items, construction materials and the components of the foregoing. An item is clearly identifiable for eventual use by the armed services if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                    (7) "U.S. -flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the Laws of the United States.

                    (b) The Contractor shall employ United States-flag vessels, and no others, in the transportation by sea of any Supplies to be furnished in the performance of its contractual obligations.

                    (c) If the Contractor or a subcontractor believes that (1)
                  U.S.-flag vessels are not available for timely shipment; (2) the freight charges are excessive or unreasonable; or (3) freight charges are higher than charges to private persons for transportation of like goods, the Prime Contractor, including subcontractors through the Prime Contractor, may request from the Contracting Officer, in accordance with paragraph (d) below, authorization to ship in foreign-flag vessels or designation of available U.S.-flag vessels. If the Prime Contractor's request to ship supplies in foreign-flag vessels, whether on its own account or on account of a subcontractor, is granted in writing by the Contracting Officer, the supplies may be shipped on foreign-flag vessels in accordance with the approval. The Contracting Officer may condition approval to ship on a foreign-flag vessel on an equitable adjustment of the contract.

                    (d) The request for use of other than U.S. -flag vessels
                  because of matters concerning freight charges or matters concerning vessel availability must be submitted in writing by or through the Prime Contractor to the Contracting Officer at least forty-five (45) days prior to the sailing date for the shipper to meet its delivery schedules. Requests submitted after such date(s) will be processed as expeditiously as possible, but the failure of the appropriate official to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. The request shall contain at a minimum:

                    (1) Type, weight, and cube of cargo.
                    (2) Required shipping date.
                    (3) Special handling and discharge requirements.
                    (4) Loading and discharge points.
                    (5) Name of shipper and consignee.
                    (6) Prime contract number.
                    (7) A documented description of efforts made to secure U.S.-
                        flag vessels,
                  including points of contact with at Least two (2) U.S. -flag carriers contacted by name and telephone number. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

                    (e) The Contractor shall, within thirty (30) days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean-bill-of-lading, which shall contain the following information:

                    (l)  Applicable Government prime contract number;
                    (2)  Name of vessel;
                    (3)  Vessel flag of registry;
                    (4)  Date of Loading;
                    (5)  Port of Loading;
                    (6)  Port of final discharge;
                    (7)  Description of commodity;
                    (8)  Gross weight in pounds and cubic feet if available;
                    (9)  Total ocean freight in U.S. dollars.
                    (10) Name of the steamship company.

                    (f) Along with the submission of its final invoice under this contract the Contractor agrees to provide a representation that to the best of its knowledge and belief:

                    (l) No ocean transportation was used in the performance of this contract;

                    (2) Ocean transportation was used and only United States-flag vessels were used for all ocean shipments under the contract. Legible copies of shipping documents have been submitted to the Contracting Officer and to the Maritime Administration in accordance with paragraph (e) of this clause;

                    (3) Ocean transportation was used, and to the extent any non-U.S.-flag vessels were used, the Contractor had the written consent of the Contracting Officer for all non-U.S.- flag ocean transportation; or

                    (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. These shipments were as follows:

                    ITEM DESCRIPTION       CONTRACT LINE ITEMS        QUANTITY

                    Total

                    (g) If the final invoice does not include the required representation, it will be rejected and returned to the Contractor as an improper invoice for the purposes of the clause of the contract entitled "Prompt Payment". In the event there has been unauthorized use of non-U.S. -flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on unauthorized use.

                    (h) The Contractor shall include this clause, including this paragraph (h), revised as necessary to reflect the relationship of the contracting

                                     1-18
                  parties, in all subcontracts hereunder. Subcontractor bills of lading shall be submitted through the prime contractor to the parties and with the information specified in paragraph (e) of this clause.
                                (End of clause)



1.81 52.252-0006  ALTERATIONS IN CONTRACT    (APR 1984)

                    Portions of this contract are altered as follows:
                  The Quality Control Plan, Accident/Incident/Safety Plan, and Management and Administration Plan as approved by the Government will be incorporated in Section C of the resultant contract.
                                (End of clause)
                            (R 7-105.1(a) 1949 JUL)


1.82 52.252-4073  CONTRACT CLAUSES AND SOLICITATION PROVISIONS NUMBERING SYSTEM
                  (JUL 88)

                    (a) Offerors are advised that the clause/solicitation provision numbering system used in this solicitation, and in any contract that may result from this solicitation, is structured as follows:

                         (1) Clauses/provisions numbered 52.XXX-OXXX are Federal
                  Acquisition Regulation (FAR) clauses/provisions. FAR clauses are identified by the number zero in the 6th position of the clause/provision number.

                         (2) Clauses/provisions numbered 52.XXX-7XXX are Defense
                  Federal Acquisition Regulation Supplement (DFARS) clauses/provisions. DFARS clauses are identified by the number 7 in the 6th position of the clause number.

                         (3) Clauses/provisions numbered 52.XXX.9XXX are Army
                  Federal Acquisition Regulation Supplement (AFARS) clauses/provisions. AFARS clauses are identified by the number 9 in the 6th position of the clause/provision number.

                         (4) Clauses/provisions numbered 52.XXX.4XXX are Local
                  Clauses which reflect either an authorized FAR/DFAR Deviation or delineate local regulations. Local Clauses are identified by the number 4 in the 6th position of the clause/provision number.

                               (End of Provision)


                                END OF SECTION I

                                     1-19

                                   SECTION J

                              LIST OF ATTACHMENTS

ATTACHMENT #                DESCRIPTION                      # OF PAGES
------------                -----------                      ----------
     A           National Training Center Letter of
                 Instruction, Turn-In and Withdrawal              2
                 Procedures for Defense Property
                 Disposal Office, dated 11 January 1985

     B           Defense Logistics Agency letter dated
                 15 February 1983                                13

     C           DD Form 2051, Request for Assignment of
                 a Commercial and Government Entity               2
                 (CAGE) Code

     D           Standard Form 1412, Claim for Exemption
                 from Submission of Certified Cost or             2
                 Pricing Data

     E           Standard Form 1411, Contract Pricing
                 Proposal Cover Sheet                             1

     F           Table 15-2, Instructions for Submission
                 of a Contract Pricing Proposal                   3

     G           Standard Form LLL, Disclosure of
                 Lobbying Activities                              3

     H           Certificate of Procurement Integrity             1

                               END OF SECTION J

                             DEPARTMENT OF THE ARMY

             HEADQUARTERS, NATIONAL TRAINING CENTER AND FORT IRWIN
                          FORT IRWIN CALIFORNIA 92310

[SEAL APPEARS HERE]

          REPLY to
          ATTENTION or

AFZJ-DIS                                                         11 January 1985

SUBJECT: Letter of Instruction, Turn-in and Withdrawal Procedures for Defense Property Disposal Offices


SEE DISTRIBUTION:


1. Purpose: This Letter of instruction (1.01) outlines the procedures to be followed for turn-ins and withdrawals to or from the Defense Property Disposal System.

2. Applicability: This LOl applies to units assigned, attached and tenant to the National Training Center and Fort Irwin, California. It also applies to contractor operated activities that manage and control government property and materials. It does not apply to non appropriated fund instrumentalities and MEDDAC.

3. General:

   a. Requests for withdrawal of material from Defense Property Disposal Offices
(DPDO) will be processed thru the Installation Supply Division (ISD) and reviewed and personally authenticated by an officer or senior NCO from Supply and Services Division, DIO.

   b. All requests for turn-ins to include material release orders will be processed thru the ISD and reviewed and authenticated by Supply and Services Division, DIO as outlined in a above.

4. Responsibilities:

   a. Withdrawals Procedures:

      (1) Units/activities will submit requisitions through appropriate supply support activities and or accountable officers.

      (2) All withdrawals will be accounted for by the appropriate property book officer in accordance with AR 710-2.

      (3) Signature cards will be provided to DPDO for individuals authorized to receipt for items picked up for the SSA DODAAC W80WKN.

                                                            ATTACHMENT A, Page 1

AFZJ-DIS
SUBJECT: Letter of Instruction, Turn-in and Withdrawal Procedures for Defense Property Disposal Offices

   b.  Turn-in Procedures:

       (1) All excess items, servicable, unserviceable, and obvious scrap will be turned-in to the supply and storage section of the ISD. The Cann Point operated by the 31st Maintenance Company will not physically turn items in but will process all documents through ISD.

       (2) The following items will not be turned-in to the DPDO.

           (a) Serviceable items (all classes).

           (b) Any unserviceable material with AMDF recoverability codes F, H, D, and L (not including scrap and furniture).

           (c) Class VII (except those items already completely demilled and approved by Supply and Services Division, DIO).

       (3) All turn-in documents and material release orders will be routed thru the ISD to Supply and Services Division, DIO for review and authentication.

       (4) The DIO or Deputy DIO are the only individuals on the Installation delegated the authority to sign and certify documents and transportation manifests for shipment of hazardous waste/material to DPDO.

5. Monitoring Procedures:

   (a) Supply and Services Division, DIO will make weekly checks with DPDO Barstow to ensure compliance and recover property inappropriately turned-in.

   (b) Unit/activity records will be checked during inspection/assistance visits for compliance.

6. The above guidance will remain in effect until changed or rescinded by this headquarters.

7. POC is MSG David, NCOIC Supply and Services Division, DIO, extension 3797.



                                             /s/ BARRY E. KERBY
                                             BARRY E. KERBY
                                             ITC, CE
                                             Director, Industrial Operations

DISTRIBUTION:

                          DEPARTMENT LOGISTICS AGENCY

                        DEFENSE PROPERTY DISPOSAL OFFICE
                          MARINE CORPS LOGISTICS BASE
                               BARSTOW, CA 92311
[SEAL APPEARS HERE]

DPDO-YDF                                                        15 February 1983

SUBJECT: Disposing of Excess Personal Property in the Southern California Desert Area


TO:


1.    References:

        a.  Defense Utilization and Disposal Manual, DoD 4160.21-M.

        b.  Defense Demilitarization Manual, DoD 4160.21-M-1.

        c. Defense Scrap Yard Handbook, DLAH 4160.1/Army TM 755-200/NAVSANDA Pub 5523/AFM 68-3/MCO P4010.2A.

        d. Military Standard Requisitioning and Issue Procedures (MILSTRIP) BASIC, DoD 4140.17-M.

2. DPDO Barstow letter of 1 March 1982, subject: Disposing of Excess Personal Property in the Southern California Desert Area is superseded by this instruction.

3.    Scope.  This instruction sets forth standarized procedures for the turn-
      -----
in of excess personal property and scrap material to a defense property disposal activity in the southern California desert area. It applies to all Department of Defense (DoD) activities. Information contained herein emanates from and implements the regulatory guidance contained in the DoD manuals referenced above.

4.    Turn-in Points and Hours of Operation.  Defense Property Disposal Office
      -------------------------------------
(DPDO) Barstow is the defense activity responsible for the disposal of excess personal property and scrap materials generated by DoD activities in the southern California desert area. DPDO Barstow maintains disposal facilities at the following locations. The person responsible for receiving operations at each location and their AUTOVON phone number are listed along with the hours property may be turned-in.

        a.  MCLB Barstow - Nebo

              (1)  Receiving Hours:  0700-1100 and 1200-1500
              (2)  Receiving Foreman:  Orlando Chavez, 282-6564/6563
              (3)  Receiving Location:   Bldg. 164

                                 Page 1 of 13                       ATTACHMENT B

    b. MCLB Barstow - Yermo Annex (Scrap material and Rolling Stock only)

         (1)  Receiving Hours:  0700-1100 and 1200-1500
         (2)  Scrapyard Foreman:  Pete Vasquez. 282-7312
         (3)  Receiving Location:  Bldg. 593

    c. NWC China Lake

         (1)  Receiving Hours:  0715-1045 and 1215-1545
         (2)  Off-site Branch Chief:  Bill Giuliani, 437-2502/2538
         (3)  Receiving Location:  Bldg. 1073

    d. Edwards AFB

         (1)  Receiving Hours:  0730-1130 and 1230-1530
         (2)  Off-site Branch Chief:  Billie Joe Driggs. 350-2209/3907
         (3)  Receiving Location:  Bldg. 4904

    e. MCAGCC Twentynine Palms (Scrap material and Rolling Stock only)

         (1)  Receiving Hours:  0730-1100 and 1200-1530
         (2)  Scrapyard Chief:  George Furber, 952-6643
         (3)  Receiving Location:  Bldg- 1045

5.  Receipt of Property "In-Place".  Occasionally, a particular piece of excess
    -----------------------------
property would require an extraordinary conveyance to transport it to the nearest disposal turn-in point. Other excess property may be extremely dangerous to transport to a turn-in point. Sometimes, no disposal turn-in point may have the storage capacity or regulation-conforming facilities to store certain property. Still other property to be disposed of may be installed and would require dismantling prior to shipment to a turn-in point. In these and other unusual situations. DPDO Barstow may elect to receive such property "in-place". This means a DPDO receiving person will visit the property's location, inspect the property, verify the turn-in documentation. and sign for accountability of the property "in-place". while DPDO Barstow takes accountability for the property, the responsibility for the safekeeping care, and frequently the issue or release of property remains with the activity turning-in the property. All requests for DPDO Barstow to receive property in-place should be directed to the Chief, DPDO Barstow, AUTOVON 282-6568.

6.  Scheduling Turn-ins.  The receiving personnel cited in paragraph 4 above
    -------------------
should be contacted prior to shipping any property to a disposal turn-in point. The number of pallets, truckloads, etc, and the types of property to be turned-in should be made known to the receiving coordinator. A delivery date will then be scheduled. By scheduling turn-ins, generating activities are assured of receiving prompt disposal service. Scheduled deliveries are given first receipt-processing priority. Unscheduled deliveries will be Off-loaded and receipt-

                                  Page 2 of 13                      ATTACHMENT B
processed as scheduled workload permits. DPDO Barstow is not authorized overtime for the purpose of receiving property. Therefore, generating activities are encouraged to schedule their arrival at a turn-in point early enough in the day so all property is off-loaded prior to the end of receiving hours.

7.  Unacceptable Property.  The DPDO has responsibility for disposing of all
    ---------------------
excess personal property and scrap material generated by DoD activities except for the categories of property listed below. The DPDO cannot accept either physical custody or accountability for the following:

     a.  Records of the Federal Government
     b.  Classified material
     c.  Real property
     d.  Radioactive waste
     e.  Thermal batteries
     f.  DoD inspection stamps and devices
     g.  Cryptological equipment
     h.  Consecrated religious items
     i.  Wastewater treatment sludge
     j.  Mining, dredging, construction, and demolition refuse
     k.  Industrial Plant Sludges and residues
     l.  One-time Research and Development wastes and residues
     m.  Lethal chemical warfare materials
     n.  Garbage, refuse, and trash
     o.  Leaking and/or unidentified containers

8.  Physically unacceptable Property.  The DPDO is prohibited from taking
    --------------------------------
physical custody of the property listed below. However, the DPDO may take accountability for such property when the generating activity retains physical
custody (receive in-place)   If you wish to dispose of any of the following
property call the Chief, DPDO Barstow, AUTOVON 282-6568.

     a.  Live animals
     b.  Explosives and ammunition
     c.  Incendiary, poisonous, and irritant products
     d.  Drugs, biologicals, and controlled substances
     e.  Nitrate base film
     f.  Acutely Hazardous Materials (See Enclosure 1)

                                 Page 3 of 13                      ATTACHMENT B

9.  Turn-in Documentation.  Turn-ins are to be made on a DD Form 1348-1, DoD
    ---------------------
Single Line Item Release/Receipt Document. (The term "Turn-in Document (TID)" is synonymous with DD Form 1348-1). The following information is the minimum required to be entered on the DD Form 1348-1. Enclosure 2 is a sample of a properly filled out turn-in document (TID) for non-hazardous usable property. Enclosure 3 is a sample of a properly filled out TID for scrap property. Property still identifiable as an item, regardless of its condition, must be turned in as usable. Scrap material is defined as that which has no value except for its basic material content.

     a.  Usable Property.   A separate DD Form 1348-1 is required for each line
         ---------------
item of property turned in. A line item is defined as any one quantity of property having the same stock number, description, condition code, and unit cost. A line item is to be identified on the TID by the following information:

          (1) National Stock Number (NSN) or a local stock number (LSN) con-taining the Federal Supply Class (FSC) or Federal Supply Group
               (FSG) of the property.  Place in card columns (cc) 8-20.

          (2) Unit of issue (each, pair, set, drum, gallons, etc.). Place in cc 23, 24.

          (3)  Quantity.  Place in cc 25-29.

          (4)  Document number constructed as shown below.  Place in cc 30-43.

               (a) First through sixth positions, DoD Activity Address Code
                   (DoDAAC) of the turn-in activity

               (b) Seventh through tenth position, Julian date of material release order for disposal

               (c) Eleventh through fourteenth positions, serial number assigned by turn-in activity to TID

          (5) Disposal authority code-M, N, or R as appropriate. See Appendix B-26, reference 1d for code definition and applicability. Place in cc 64.

          (6)  Demilitarization (DEMIL) code (see reference lb).  Place in cc
               65.

          (7) Reclamation requirements data, if applicable (Y, R, or N). Place in cc 66.

          (8)  Supply condition code - MILSTRIP condition code (see reference
               1d). Place in cc 71.

          (9)  Unit price (its original acquisition cost).  Place in cc 74-80.

          (10) Turn-in activity identity and DoDAAC.  Enter in Block A.

          (11) Disposal activity identity and DoDAAC: DPDO Barstow (SZ3129), OSB China Lake (SZC129), OSB Edwards (SZEI29), or 0SB 29 Palms (SZD129). Enter in Block B.

                                 Page 4 of 13                      ATTACHMENT B

          (12) Hazardous code, if applicable. HM for hazardous material. HW for hazardous waste. Enter in Block C.

          (13) Category of property requiring special processing by Chapter VI, DoD 4160.21-M (e.g., shelf-life property, radioactive material, nonappropriated fund). Enter in Block D. If nonappropriated fund, enter "NAF" in Block Y. If proceeds are to be deposited to other than the Defense Logistics Agency (DLA) deposit fund account, the reimbursement data to include the account to be credited must be entered in Blocks BB-EE.

          (14) Total price (Unit Price X Quantity). Enter in Block E.

          (15) Unit weight, if available. Enter in Block I.

          (16) Item name (Nomenclature) and as much descriptive information as possible, if LSN. Enter in Blocks W and X.

          (17) Value and list of component parts that have been removed, if available. Enter in Blocks 11-15 and FF-GG.

     b.  Scrap.  A DD Form 1348-1 must be prepared for each quantity of scrap
         -----
material of a different material content. Commingling of scrap materials for turn-in is to be avoided since the turn-in will be rejected. TIDs with nomenclatures such as "mixed metals" or "misc. scrap" are not acceptable. Scrap TIDs must contain the following information:

          (1) Unit of issue in terms of weight measurement (grains, grams, or troy ounces for precious metals and pounds or tons for common metals and other scrap). Place in cc 23-24.

          (2)  Weight.  Place in cc 25-29.

          (3)  Document number.  Place in cc 30-43

          (4)  Demilitarization (DEMIL) code.  Place in cc 65

          (5)  Turn-in activity identity and DoDAAC.  Enter in Block A.

          (6)  Disposal activity identity and DoDAAC.  Enter in Block B.

          (7) Category of scrap requiring special processing by Chapter VI, DoD 4160.21-M,(e.g., industrial fund, used oil). Enter in Block D. If proceeds are to be deposited to other than the DLA deposit fund account, the reimbursement data to include the account to be credited must be entered in Blocks BB-EE.

          (8)  Basic material content.  Enter in Blocks W-Y.

          (9) Inert certification for expended ordnance items. Enter in Blocks 11-15 and FF-GG.

                                 Page 5 of 13                      ATTACHMENT B

10.  DPDO Acceptance of Accountability.  The DPDO becomes accountable for
     ---------------------------------
property when an authorized DPDO employee signs and dates Block 8 of the DD Form 1348.1. Block 8 is not signed until a DPDO receiver has verified the property's identity, determined its condition, and made a count of the property delivered. The DPDO will not receipt for TIDs where the property's identity is questionable. If the MILSTRIP condition code appears to be incorrect, the receiver will challenge its validity by contacting the generating activity. Quantity discrepancies will be annotated on the DD Form 1348-1 by the DPDO receiver. The DPDO is accountable for only that quantity actually received.

11.  TID Distribution.  A minimum of four legible copies of the DD Form 1348-1
     ----------------
must accompany a turn-in. Three copies are kept for internal DPDO processing. A fourth copy is returned to the generating activity after the receipt has been posted to the DPDO property accounting system. This fourth copy, which has been signed and dated in Block 8, is the official receipt document.

12.  Batch Lotting.  Batch lotting is the physical grouping of individual line
     -------------
items of low dollar value property and the subsequent accounting for the group (batch lot) as a single line item of excess personal property. The objective of batch lotting is to reduce the cost, physical handling, and administrative time required to process low dollar value items through the disposal process. If your activity turns in a large percentage of low dollar value items, it may be cost beneficial to turn in low dollar value property by batch lot. Paragraph E2, Chapter IV, reference la explains batch lotting options open to generating activities.

13.  Property Requiring Special Processing.  Reference is made to Chapter VI,
     -------------------------------------
reference 1a. Some property, because of its peculiar nature, its potential influence on public health, safety, or security, or its potential influence on private industry, must be disposed of in other than a normal fashion. Accordingly, some turn-ins may require additional documentation, special handling, packaging, and/or storage facilities. This category of property will be identified on the DD Form 1348-1 by an entry in Block D (e.g., compressed gas cylinders; lost, abandoned, or unclaimed privately owned personal property; shelf-life property; used oil). The most common DPDO Barstow turn-ins requiring, special handling or additional documentation are discussed below:

      a.  Acutely Hazardous Material.  Those substances appearing in Enclosure 1
          --------------------------
Identified substances were categorized as being acutely hazardous in Part
261.33. 40 Code of Federal Regulations (CFR), Resource Conservation Recovery Act
(RCRA). DPDO Barstow does not have the regulation-conforming storage facilities to physically accept acutely hazardous material. If you need to dispose of such material, call the Chief, DPDO Barstow on AUTOVON 282-6568.

      b.  Batteries.  Special handling or reporting requirements exist for four
          ---------
types of batteries normally turned in:

          (1)  Secondary storage (lead acid).  The most prevalent example of a
               ----------------------------
               secondary storage battery is a vehicle battery. These batteries use sulfuric acid as an electrolyte. Sulfuric acid is an acutely hazardous material. Accordingly, all the electrolyte must be drained from batteries prior to turn-in to the DPDO. These batteries trust be stacked sideways or upside-down on pallets. This prevents rainwater from accumulating in batteries. It is suggested that for safety and ease of handling that all batteries be banded to the pallet. The drained electrolyte must be containerized and treated as an acutely hazardous material.

          (2)  Nickel Cadmium (NI-CAD).  Since most NI-CAD batteries can be
               -----------------------
               rebuilt into serviceable batteries, they are ultimately offered for sale as usable items, To assure item identity of NI-CADs, they must be turned in as an item. Turn-in by NSN is preferred. If the NSN is unknown, they are to be turned in by LSN with the manufacturer, type or part number printed on the DD Form 1348-I.

          (3)  Silver Cell.  Like NI-CADs, silver cell batteries can be rebuilt
               -----------
               into serviceable batteries. Therefore, they must be turned in as an item in the same manner as NI-CADS. Silver cell batteries which cannot be rebuilt remain valuable for their silver content. Accordingly, they must be treated as precious metals-bearing items.

          (4)  Thermal.  DPDOs can not accept thermal batteries.  Any thermal
               -------
               batteries you wish to dispose of must be reported to your military service's item manager.

     c.   Compressed Gas Cylinders.  Compressed gas cylinders are to be turned-
          ------------------------
in in accordance with MC010330.28/NAVSUPINST 4440.1288/AFR 67-12/AR700.68.
DPDOs can not assume physical custody of cylinders containing incendiary, poisonous, or irritant properties. Cylinder valves must be in a closed position and be protected (have a valve cover). Commercially owned cylinders cannot be accepted by the DPDO. They are to be returned to the company identified on the cylinder or processed as Lost, Abandoned, or Unclaimed Privately-Owned Personal Property. The only compressed gas cylinders the DPDO is authorized to accept are those with no identification markings or those identified as government-owned. Government-owned cylinders are identified by the following serial number prefixes stamped on the cylinder or embossed on the neckring: AF, DA, USA, USN, N, US, US GOVT, WD, US PROPERTY, the name of a DoD or other Government agency, or a military (MILSPEC)/ federal (FEDSPEC) specification number.

     d.   Demilitarized Items. Munitions List Items that have been demilitarized
          -------------------
prior to turn-in must have the following signed certification on the DD Form 1348-1: "I certify that the items listed hereon were demilitarized in accordance with Item (cite appropriate item #), Appendix 4, DoD 4160.21-M-1." Normally, only those items assigned DEMIL code G or N should be demilitarized prior to turn-in.

     e.   Extended Ordnance.  All expended ordnance materials such as shell
          -----------------
casings, rocket launching tubes, and dummy (inert loaded) ammunition projectiles and warheads must be certified inert by qualified EOD personnel prior to turn-in. All expended ordnance not certified inert will be rejected for turn-in.
     ----------------------------------------------------------------------
Signed inert certification must be on the DD Form 1348-1 as follows: "I certify that the items listed hereon have been inspected by me and, to the best of my knowledge and belief, contain no items of a dangerous or hazardous nature."

                                 Page 7 of 13                       ATTACHMENT B

     f.   Empty Containers.  A container is considered empty if no more than one
          ----------------
(1) inch of residue remains on the bottom. The stock number placed on the DD Form 1348-1 must apply to the container itself; not the container's previous contents. No 55 gallon drums will be accepted unless they are sealed with bungs.

          (1) If a container held a non-hazardous material, "NON-HZ" must be entered in Block C of the DD Form 1348-1.

          (2) If a container held a hazardous material and has not been triple-rinsed with an appropriate solvent. "HM" must be entered in Block
               C. In addition, the following must be entered in Blocks W and X of the DD Form 1348-1:

               (a)  "EMPTY CONTAINER"

               (b) Everyday, common description of the container; e.g., 55-gallon drum, quart can, etc.

               (c) Stock number and generic (not brand name) name of the previously held hazardous material; e.g., ethyl alcohol, paint, gasoline, oil, etc.

          (3)  If a container held an acutely hazardous material (see Enclosure
                                      -----------------
               1) that has not been triple rinsed with the appropriate solvent, it is considered a Hazardous Waste (HW). DPDO Barstow does not have the regulation-conforming storage facilities to physically accept HW. If you have HW empty containers to dispose of call the Chief, DPDO Barstow on AUTOVON 282-6568.

          (4) If a container held a hazardous material or an acutely hazardous material and has been triple-rinsed with an appropriate solvent,
                            ----------------------
               it is considered non-hazardous. For triple-rinsed containers, the words "NON-HZ/TRIPLE RINSE" must be entered in Block C, DD Form 1348-1.

     g.   Hazardous Material (HM).  Material that exhibits any one of the
          -----------------------
following four characteristics is defined as hazardous: 1) ignitable, 2) corrosive, 3)reactive, or 4) toxic. When an item or scrap exhibits one or more of these characteristics, it must be treated as a "hazardous material" (HM).
All HM must be in containers that are non-leaking and safe to handle. Each container must be labeled to indicate the container's contents. The code "HM" must be entered in Block C of the DD Form 1348-1. Any HM that is not 1) properly packaged or containerized, 2) labeled, and 3) adequately identified on the DD Form 1348-1 will not be accepted for turn-in until all three requirements are met.

     h.   Hazardous Waste (HW).  Except for the list of "Pre-Determined
          --------------------
Hazardous Wastes" appearing at Enclosure 4, all material exhibiting one or more of the four hazardous characteristics of ignitably, corrosiveness, reactivity, or toxicity is considered as hazardous material (HM) at the time of turn-in for disposal. If DPDO cannot redistribute HM to another government agency or sell it, the HM is then declared a hazardous waste (HW). Used HM stands a good chance of being declared a HW. Therefore, the following additional documentation should appear on the

DD Form 1348-1 for used HM. Enclosure 5 is a sample TID for the turn-in of used HM.

          (1) Block A must contain the turn-in activity's Environmental Protection Agency's (EPA) identification number. This number may be obtained from your base environmental office. The telephone number of the office responsible for the turn-in must also be listed.

          (2) Block B must contain the disposal activity's EPA identification number and telephone number. The following numbers apply:

               (a)  Nebo (DPDO Barstow): EPA #CA8170024261. Telephone 282-6564.

               (b)  Yermo (DPDO Barstow): EPA #CA8170090023. Telephone 282-7312.

               (c)  OSB  China Lake: EPA #CA8170090015. Telephone 437-2502.

               (d)  OSB  Edwards: EPA #CA1570024504. Telephone 350-2209.

               (e)  OSB  29 Palms: EPA #CA8170090013. Telephone 952-6643.

          (3)  Block C.  Enter "HM".

          (4)  Block D.  Enter "Used HM".

Turn-in documentation for HW must have EPA identification numbers and telephone numbers in Blocks A and B and the following additional entries:

          (5)  Block C.  Enter "HW".

          (6)  Block D.  Enter EPA Hazardous Waste Number.

When HW is transported over public highways to your servicing disposal activity, the following additional entries on the DD Form 1348-1 are required and must be accompanied by a properly filled out State of California Hazardous Waste Manifest. See Enclosure 6 for manifest instructions.

          (7) Block U. Enter six character (2 alpha, 4 numeric) identification number as shown in 49 CFR, Part 172.

          (8) Blocks AA and BB. Enter EPA licensed transporter's name and his EPA identification number.

          (9) Block CC. Have transporter sign and date upon his receipt of the HW.

         (10) Blocks DD, EE, FF, and GG. Enter following statement. "This is to certify that the above-named materials are properly classified, described, packaged, marked and labeled, and are in proper condition for transportation according to the applicable regulations of DOT and EPA." This statement must be signed by the person responsible for the turn-in.

                                 Page 9 of 13                     ATTACHMENT B

     i.   Lost, Abandoned, or Unclaimed Privately-Owned Personal Property.
          ---------------------------------------------------------------
Paragraph 856, reference Ia should be read prior to initiating any action to dispose of lost, abandoned or unclaimed privately-owned personal property
(LAPP). The DPDO can not accept LAPP unless the DD Form 1348-1 is accompanied by one of two supporting documents:

          (1) A notarized release document in the format of Enclosure 7 signed by the owner of LAPP, or
                                     --

          (2) A Board of Officers Findings. These findings must include a written, dated, itemized inventory list which includes the fair market value of each item and the name of the owner, if known. If assistance is required to determine the fair market value, call the DPDO Sales Preparation Branch, AUTOVON 282-6561.

          (3) When a vehicle is to be disposed of, a statement that indicates there is no lien against the vehicle or a release statement from the lienholder must accompany the Owner's Release Document or the Board of Officers Findings.

     j.   Nonappropriated Fund (NAF) Property.  The DD Form 1348-1 for NAF
          -----------------------------------
property must contain a certification that the property was procured with nonappropriated funds. The applicable funds account number must also be placed on the TID. The certification and fund citation should be entered in Blocks BB-EE. "NAF" should be entered in Block Y. The unit price entered on the TID must be the same as that recorded in the financial/accounting records of the fund account.

     k.   Precious Metals and Precious Metals-Bearing Items.
          -------------------------------------------------

          (1) Quantities of fine precious metals and silver recovered from hypo solution may be reported directly to the Precious Metals Recovery Facility-Earle, Naval Ammunition Depot Earle, Bldg. C-38, Colts Neck, NJ 07722, AUTOVON.449-1289. Fine precious metals and recovered silver may also be turned in directly to a DPDO site. The turn-in documentation requirements are the same as for scrap material. Weights entered on the DD Form 1348-1 should be carefully measured using the appropriate measure of weight (grains, grams, or troy ounces). Fine precious metals/recovered silver will be weighed in immediately upon receipt, in the presence of your truck driver, by the DPDO's Precious Metals Monitor or by the 0S8 Chief. Any discrepancies between the received weight and the weight entered by the generating activity on the TID is the responsibility of the generating activity. DPDO Barstow will not initiate Reports of Discrepancies (ROD) for erroneous weights originally entered on the TID by the generating activity. However, such weight discrepancies may be reported to the appropriate military investigative service (CID, OSI, NIS) for their action.

          (2) Many items, particularly electronic components, contain much economically recoverable precious metals. The words "PRECIOUS METALS" should be entered in Block D if precious metals content is known or even suspected. Often, these precious metals are not externally visible. It is requested that users of an item containing concealed precious metals write any available information about the presence, type, and location of the precious metals on the DD Form 1348-1.

          (3) Any questions regarding the general precious metals recovery program may be directed to Sally Wigmore, Southern California-Nevada Precious Metals Area Representative (PMAR), at DPDO San Diego, Bldg. 193, P. 0. Box 337, Imperial Beach, CA 92032. If your activity needs a silver recovery unit placed in a dispensary, dental clinic, photo lab, print plant, micro film and microfiche producing facility, or hobby craft shop, please call Mrs. Wigmore on AUTOVON 951-5542. Questions relating to specific DPDO Barstow precious metals procedures and turn-ins to the DPDO/OSB should be addressed to the DPDO Precious Metals Monitor, Mr. Tom Bittman, AUTOVON 282-6563.

     1.   Scrap.  Scrap is defined as having no value except for its basic
          -----
material content.

          (1) Scrap and "salvage" are not the same thing. Salvage has some value other than its basic material content. While salvage is no longer fit for its originally intended use, other uses may be made of the salvage. A stripped vehicle is a good example of salvage. While the stripped vehicle cannot be used as originally intended, it has salvage value as a target for artillery or bombing missions. Therefore, salvage must be turned in as usable property; i.e., by stock number, unit of issue, quantity, etc. Salvage should be supply condition (MILSTRIP) coded "H".

          (2) Any material identified by a stock number must be turned in as usable property regardless of the material's condition. If the material has no value except for its basic material content, the DPDO will downgrade it to scrap. The generating activity will receive credit for a usable property turn-in.

          (3) Since the value of scrap is its basic material content, it is essential that the integrity of this basic content be maintained. The Government receives sales proceeds in direct proportion to the extent a scrap accumulation is one type of material. This means commingling of different basic material contents is to be avoided. The way to avoid commingling of scrap is to segregate scrap as it is generated. In a production shop, scrap can easily be segregated as it is generated by placing a container for each type of scrap near the scrap generating operation. Segregation of scrap as it is produced is further discussed in Chapter IV, reference 1c.

          (4) Paragraph E3a, reference la states, "Initial segregation of scrap is the responsibility of the generating unit to the maximum extent feasible." DPDO Barstow strongly supports this DoD policy. DPDO personnel are available to assist you in achieving segregation at the source. If assistance is needed in determining the degree of

                                 Page 11 of 13                     ATTACHMENT B
               segregation required, in obtaining containers for segregated scrap collection, or optimal container placement, call the scrapyard foreman or OSB Chief servicing your installation. Issuance of a base order pertaining to the segregated collection of scrap as it is generated is a strong step towards implementing the DoD policy of segregation at the source.

          (5) At a minimum, all metal scrap must be segregated into at least four categories:

               a. Light ferrous (less than 1" thick, such as sheet metal, steel strapping, and steel cans),

               b. Heavy ferrous (more than 1" thick, such as I-beams, engine blocks, rails),

               c.   Nonferrous (aluminum, brass, copper),

               d. Expended ordnance (shell casings, rocket tubes, dummy projectiles).

               Within the nonferrous category, further segregation into the basic material contents should be made. Expended ordnance scrap
                                                       -----------------------
               will not be accepted unless it has been certified inert, in
               -----------------------------------------------------------
               writing, by qualified EOD personnel. Turn-ins not segregated to
               -----------------------------------
               the minimum standards specified above will be rejected.

     m.   Transformers, Capacitors, and Transformer/Capacitor Fluids. Many
          ----------------------------------------------------------
transformers and capacitors use the chemical Polychlorinated Biphenyls (PCB) as a cooling agent. PCB is suspected of causing cancer. In the state of California, any material with a PCB concentration of seven parts per million (ppm) or greater is considered "PCB material." The DPDO and OSBs do not have the conforming storage required for PCB material storage. Accordingly, the DPDO/OSB will not accept physical custody for any PCB material (PCB concentration greater or equal to 7 ppm). DPDO Barstow will accept accountability of PCB material received in-place (off DPDO site) provided a laboratory analysis showing an item's PCB concentration in ppm is attached to the DD Form 1348-1. No DPDO accountability will be accepted unless the ppm is known, in addition, accountability will not be accepted if PCB material is not properly packaged or labeled (including a PCB Warning label). Material with a PCB concentration of less than 7 ppm is considered non-PCB material and will be physically accepted by the DPDO/OSB provided a laboratory analysis showing less than 7 ppm is attached to the DD Form 1348-1. Non-PCB material must be properly packaged and labeled for DPDO acceptance. PCB ppm should be entered in Block D.

     n.   Small Arms. All DoD small arms are registered by serial number in the
          ----------
DoD Small Arms Serialization Program. Each military service and DLA maintains a Small Arms Registry. No small arms turn-ins/shipments are to be made without the prior knowledge of the appropriate small arms registry. Chapter III, reference lb devotes itself to DoD policy on the disposal of small arms. Currently, there is a DoD moratorium on the disposal of small arms. The DPDO OSB cannot accept
                                                   --------------------------
any small arms, no matter what the generating activity's circumstances are. No
--------------                                                              --
exceptions will be granted. Questions concerning this DoD moratorium may be
--------------------------
directed to the Defense Property Disposal Service (DPDS-RP). AUTOVON 369-6936.

     o.   Typewriters. The following information is to be entered on the DD Form
          -----------
1348-1 when typewriters are turned in: make, model, type, (standard, silent, noiseless, portable, manual, or electric), carriage width, typeface, and serial number. Typewriter turn-ins that do not have the information listed above on the TID will be refused. Paragraph B101, Chapter VI, reference 1a applies.

     p.   Used Oil. Used oil is differentiated from "waste oil" in that used oil
          --------
has reuse or sales value. Used oil becomes waste oil when it has no reuse or sales value. Used oil turn-ins must be documented as an used hazardous material
(HM). See paragraph 13h above and Enclosure 8 for a sample DD form 1348-1.

          (1) Used oil is disposed of in-place. It may be disposed of on a continual or on a one-time basis, depending on how it is generated. If used oil is generated fairly regularly in salable quantities, a term contract may be arranged to have the contractor pick up whenever the oil custodian notifies the contractor to do so. Under this arrangement, the custodian must measure or weigh out the oil delivered, fill out delivery documents, and forward the delivery documents to DPDO Barstow.

          (2) Pursuant to the DoD Oil Recycling and Reuse Program (see paragraph B70.1, Chapter VI, reference 1a), net proceeds from the sale of used oil will be deposited to the account specified by the turning-in activity on the TID. No proceeds will be
                                                   -------------------
               distributed to the turning-activity unless the fund account is
               --------------------------------------------------------------
               cited on the DD Form 1348-1. Enter the account number in Blocks
               ---------------------------
               BB-EE.

          (3) The State of California considers used oils generated by government agencies as hazardous waste (HW). In order to comply with the State's ruling, all used oil removed from your base must be manifested as a HW. The sales contractor removing your used oil must present a properly filled out State of California Hazardous Waste Manifest. The person(s) you have designated to fill out delivery documents must sign this manifest as the TSDF (transfer/storage/disposal facility), using your base's EPA identification number. Enclosure 6 is the State of California's instructions on the use of the Hazardous Waste Manifest.

     q.   Vehicles. The following information must be attached to the DD Form
          --------
1348-1 when vehicles having commercial application in Federal Supply Group (FSG) 23, 24, 38, and 39 are turned in. If the following information is not provided, the turn-in will be refused. Paragraph 1022, Chapter VI, reference 1a applies.

          (1) List and value of any major components that are missing (or have been reclaimed) such as engine, transmission, differential, wheels, axles, or doors, which would impair the utility of the vehicle, regardless of the other repairs that are necessary.

          (2)  One-time cost of repairs (parts and labor).

          (3)  The vehicle maintenance record.


                                              /s/ Wayne R. Woosley
                                              WAYNE R. WOOSLEY
                                              Chief, DPDO Barstow

                                 Page 13 of 13                     ATTACHMENT B